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                                                                    Exhibit 10.9

                           LOAN SATISFACTION AGREEMENT

         THIS LOAN SATISFACTION AGREEMENT ("Agreement"), dated as of June 7, 2007, is by and between Seamless Wi-Fi, Inc., a Nevada corporation ("Seamless") and Ayuda Funding Corp., a Nevada corporation ("Ayuda") (individually, a "Party"; collectively, the "Parties").

         WHEREAS, Seamless has borrowed $4,600,000 under three loan agreements with Ayuda (collectively, the "Loan");

         WHEREAS, the current balance of the Loan is $4,904,508.03;

         WHEREAS, Seamless currently owns 1,000,000 shares of common stock of 1st Global Financial Corporation, a Nevada corporation, and 500,000 shares of common stock of DLR Funding, Inc., a Nevada corporation (collectively, the "Valuable Assets"); and

         WHEREAS, Seamless desires to transfer to Ayuda, and Ayuda desires to receive from Seamless, the Valuable Assets as payment for the full balance of the Loan.

         NOW THEREFORE, in consideration of the promises and respective mutual agreements herein contained, it is agreed by and between the Parties hereto as follows:

         1. SETTLEMENT AND DISCHARGE OF LOAN. Upon execution of this Agreement (the "Closing"), subject to the terms and conditions herein set forth, Seamless shall transfer to Ayuda, and Ayuda shall accept from Seamless, the Valuable Assets as final settlement for the full balance of the Loan. Notwithstanding anything else in this Agreement, effective as of the Closing, the Loan shall be immediately deemed satisfied in full.

         IN WITNESS WHEREOF, the Parties hereto have executed this Agreement, as of the date first written hereinabove.

SEAMLESS WI-FI, INC.,                   AYUDA FUNDING CORP.,
a Nevada corporation                    a Nevada corporation

 /s/ Albert Reda                        /s/ Manuel M. Bello
------------------------------------   -----------------------------------------
Albert Reda, Chief Executive Officer   Manuel M. Bello, Chief Executive Officer